Exhibit 10.1

EXECUTION VERSION

FIFTH SUPPLEMENTAL INDENTURE

This Fifth Supplemental Indenture, dated as of November 22, 2013 (this “Fifth Supplemental Indenture”), among SeaWorld Parks & Entertainment, Inc. (f/k/a SW Acquisition Co., Inc.), a Delaware corporation (the “Company”), the Guarantors (as defined in the Indenture referred to herein) and Wilmington Trust, National Association (as successor by merger to Wilmington Trust FSB), as trustee under the Indenture referred to below (the “Trustee”).

W I T N E S S E T H

WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture, dated as of December 1, 2009 (the “Base Indenture”), providing for the issuance of Senior Notes due 2016 (the “Notes”), a First Supplemental Indenture thereto, dated as of August 30, 2011, a Second Supplemental Indenture thereto, dated as of March 30, 2012, a Third Supplemental Indenture thereto, dated as of December 17, 2012, and a Fourth Supplemental Indenture thereto, dated as of April 12, 2013 (together with the Base Indenture, the “Indenture”);

WHEREAS, the Company and the Holders desire to amend certain terms of the Indenture on the terms contemplated hereby (the “Amendments”) in order to conform certain provisions of the Indenture to the corresponding provisions of the Company’s existing senior secured credit facilities;

WHEREAS, Section 9.02 of the Indenture provides that the Issuer and the Trustee may amend or supplement the Indenture, the Notes and the Guarantees with the consent of the Required Holders;

WHEREAS, the Required Holders of the Notes have provided their written consent to this Fifth Supplemental Indenture; and

WHEREAS, the execution of this Fifth Supplemental Indenture by the parties hereto is in all respects authorized by the provisions of the Indenture, and the Company has delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel with respect to such execution.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company, the Guarantors and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

1. Capitalized Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

2. Amendment of Indenture. The Indenture shall be amended as follows:

(a) Section 4.07(b) is amended by amending clause (9) thereof to read in full as follows:

“(9) after any Qualified Public Offering, (i) any Restricted Payment by the Issuer or any other direct or indirect parent of the Issuer to a parent company (including Holdings) to pay listing fees and other costs and expenses attributable to being a publicly traded company which are reasonable and customary, and (ii) Restricted Payments not to exceed the greater of (A) 6% per annum of the net proceeds received by (or contributed to) the Issuer and its Restricted Subsidiaries from such Qualified Public Offering and (B) an aggregate amount per annum not to exceed (w) $90.0 million, so long as, after giving pro forma effect to the payment of any such Restricted Payment, the Consolidated Total Leverage Ratio shall be no greater than 5.00 to 1.00 and greater than 4.50 to 1.00, (x) $120.0 million, so long as, after giving pro forma effect to the payment of any such Restricted Payment, the Consolidated Total Leverage Ratio shall be no greater than 4.50 to 1.00 and greater than 4.00 to 1.00, (y) the greater of (a) $120.0 million and (b) 7.5% of Market Capitalization, so long as, after giving pro forma effect to the payment of any such Restricted Payment, the Consolidated Total Leverage Ratio shall be no greater than 4.00 to 1.00 and greater than 3.50 to 1.00 and (z) an unlimited amount, so long as, after giving pro forma effect to the payment of any such Restricted Payment, the Consolidated Total Leverage Ratio shall be no greater than 3.50 to 1.00.”.

3. NEW YORK LAW TO GOVERN. THIS SUPPLEMENTAL INDENTURE WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

4. Effect on Indenture. This Fifth Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby. Except as expressly set forth herein, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect, including with respect to this Fifth Supplemental Indenture. This Fifth Supplemental Indenture shall not be deemed to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Indenture or the Notes or to prejudice any other right or rights which the Holders of the Notes may now have or may have in the future under or in connection with the Indenture or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

5. Confirmation of Guarantee. Without limiting the generality of the preceding paragraph, each of the Guarantors listed on the signature pages hereto hereby, jointly and severally, unconditionally confirms that its previously made Guarantee shall apply to the Issuer’s obligations under the Indenture as amended hereby and the Notes.

6. Separability Clause. In case any provision in this Fifth Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

7. Counterparts. The parties may sign any number of copies of this Fifth Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. This Fifth Supplemental Indenture may be executed by any party hereto by

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original or facsimile signature, or electronic format (including pdf) signature, and any facsimile or electronic signature shall also be deemed valid, binding and enforceable as an original signature.

8. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

9. The Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Fifth Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guarantors and the Company.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Fifth Supplemental Indenture to be duly executed and attested, all as of the date first above written.

SEAWORLD PARKS & ENTERTAINMENT, INC.

By:	/s/ Marc G. Swanson
Name:	Marc G. Swanson
Title:	Vice President, Performance Management and Controller

SEAWORLD ENTERTAINMENT, INC.

By:	/s/ Marc G. Swanson
Name:	Marc G. Swanson
Title:	Chief Accounting Officer

SEAWORLD PARKS & ENTERTAINMENT LLC

By:	/s/ Marc G. Swanson
Name:	Marc G. Swanson
Title:	Vice President, Performance Management and Controller

SEAWORLD PARKS & ENTERTAINMENT INTERNATIONAL, INC.

By:	/s/ Marc G. Swanson
Name:	Marc G. Swanson
Title:	Vice President, Performance Management and Controller

LANGHORNE FOOD SERVICES LLC

By:	/s/ Marc G. Swanson
Name:	Marc G. Swanson
Title:	Vice President, Performance Management and Controller

SEA WORLD LLC

By:	/s/ Marc G. Swanson
Name:	Marc G. Swanson
Title:	Vice President, Performance Management and Controller

SEA WORLD OF FLORIDA LLC

By:	/s/ Marc G. Swanson
Name:	Marc G. Swanson
Title:	Vice President, Performance Management and Controller

SEA WORLD OF TEXAS LLC

By:	/s/ Marc G. Swanson
Name:	Marc G. Swanson
Title:	Vice President, Performance Management and Controller

SEA WORLD OF TEXAS HOLDINGS, LLC

By:	/s/ Daniel J. Decker
Name:	Daniel J. Decker
Title:	Park President/Manager

SEA WORLD OF TEXAS MANAGEMENT, LLC

By:	/s/ Daniel J. Decker
Name:	Daniel J. Decker
Title:	Park President/Manager

SEA WORLD OF TEXAS BEVERAGE, LLC

By:	/s/ Daniel J. Decker
Name:	Daniel J. Decker
Title:	Park President/Manager

WILMINGTON TRUST, NATIONAL ASSOCIATION (as successor by merger to Wilmington Trust FSB), as Trustee

By:	/s/ Jane Schweiger
Name:	Jane Schweiger
Title:	Vice President